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                SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20549

                          FORM 8-K

                       CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



Date of Report (date of earliest event reported)  October 26, 1994
                                                  ----------------




Commission File Number:  33-12173




                      AMERICOLD CORPORATION
     (Exact name of registrant as specified in its charter)




        OREGON                               93-0295215
(State of Incorporation)                (I.R.S. Employer
                                        Identification Number)


7007 S.W. Cardinal Lane, Suite 135
Portland, Oregon                            97224
(Address of principal executive offices)  (Zip Code)


Registrant's telephone number:            (503) 624-8585



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Item 5.  Other Events.

On October 26, 1994, Americold Corporation (the "Company") settled, subject to court approval, the claim submitted by the United States Attorney for the District of Kansas on behalf of the United States Department of Agriculture in connection with the December 1991 fire at the Company's Kansas City, Kansas warehouse facility. The amount of the settlement, together with the amount of prior settlements, did not exceed the aggregate amount of the Company's applicable insurance coverage and will require no cash payment by the Company. The Company has now settled all of the lawsuits and claims related to the Kansas City, Kansas fire.

































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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              AMERICOLD CORPORATION



                              /s/   Joel M. Smith
                              ---------------------------
                              JOEL M. SMITH, Senior Vice President
                                and Chief Financial Officer




Date:    November 2, 1994

























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